                                 Telaxis (TM)
                                COMMUNICATIONS

NUMBER                                                        SHARES

TC

   COMMON STOCK                                       CUSIP 879202  10  9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                 TELAXIS COMMUNICATIONS CORPORATION
       INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS


          This Certifies That








          is owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.01 PAR VALUE EACH OF

    ________________                                     ____________________
____________________ TELAXIS COMMUNICATIONS CORPORATION  _______________________
    ________________                                     ____________________
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Massachusetts, and to the Articles of Organization and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:
                                    [SEAL]

          /s/ John L. Youngblood                      /s/ Dennis C. Stempel

     President and Chief Executive Officer       Vice President, Chief Financial
                                                 Officer, Treasurer, and
                                                 Principal Accounting Officer


COUNTERSIGNED AND REGISTERED:
     REGISTRAR AND TRANSFER COMPANY

BY                     TRANSFER AGENT
                         AND REGISTRAR

          AUTHORIZED SIGNATURE

                      TELAXIS COMMUNICATIONS CORPORATION

THIS CORPORATION IS AUTHORIZED TO ISSUE COMMON STOCK AND PREFERRED STOCK WHICH HAVE DIFFERENT PREFERENCES, VOTING POWERS, QUALIFICATIONS AND RIGHTS ALL AS SET FORTH IN THIS CORPORATION'S ARTICLES OF ORGANIZATION. THIS CORPORATION WILL FURNISH A COPY OF SAID PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CLERK OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                    UNIF GIFT MIN ACT...................Custodian...............
                                                                               (Cust)                   (Minor)
     TEN ENT - as tenants by the entireties                                     under Uniform Gifts to Minors

     JT TEN _ as joint tenants with right
                  of survivorship and not as                                    Act................................
                  tenants in common                                                             (State)

    Additional abbreviations may also be used though not in the above list.

   For value Received, _______________ hereby sell, assign and transfer unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
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 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

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------------------------------------------------------------------------- Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

DATED: _______________________


                                    ____________________________________________
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                    THE SIGNATURE(S) TO THIS ASSIGNMENT MUST BE
                                    GUARANTEED BY A COMMERCIAL BANK OR TRUST
                                    COMPANY OR A MEMBER FIRM OF A NATIONAL OR
                                    REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE
                                    IN CONFORMANCE WITH A SIGNATURE GUARANTEE
                                    MEDALLION PROGRAM.